UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 14, 2025, Surf Air Mobility Inc. (the "Company") issued a press release announcing that it has published the second presentation in a new video series on the Company’s business plan and operations, a copy of which is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 14, 2025, the Company also began utilizing a new investor presentation, a copy of which is furnished hereto as Exhibit 99.2 and is incorporated herein by reference.

The information set forth in this Item 7.01 and Exhibits 99.1 and 99.2 is being furnished to and not filed with the Securities and Exchange Commission and shall not be deemed as incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated February 14, 2025
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: February 14, 2025	By:	/s/ Oliver Reeves
	Name:	Oliver Reeves
	Title:	Chief Financial Officer